Exhibit 32.2

Certification of Chief Financial Officer Pursuant to
18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q/A of TheStreet.com, Inc. (the "Company") for the quarterly period ended March 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard Broitman, Chief Accounting Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Richard Broitman
Name:	Richard Broitman
Title:	Chief Accounting Officer (principal financial officer)
February 17, 2010